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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-11914, 33-11838, 33-45071, 33-62357, 333-20693 and 333-25403 of Tab
Products Co. on Form S-8 of our reports dated June 28, 2000, appearing and incorporated by reference in this Annual Report on Form 10-K of Tab Products Co. for the fiscal year ended May 31, 2000.

DELOITTE & TOUCHE LLP
San Jose, California
August 18, 2000